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                                                                    EXHIBIT 32.1

I, R. Stephen Beatty, President and Chief Executive Officer of Helix BioMedix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2005

                                        /s/ R. Stephen Beatty
                                        -------------------------------------
                                        R. Stephen Beatty
                                        President and Chief Executive Officer

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